UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2016
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Accretive Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611

(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Accretive Health, Inc. (“Accretive Health” or the “Company”) has begun the process to relist its common stock on a United States national securities exchange. In connection therewith, TCP-ASC ACHI Series LLLP, a Delaware series limited liability limited partnership jointly owned by Ascension Health Alliance d/b/a Ascension and investment funds affiliated with TowerBrook Capital Partners (the “Investor”), has entered into an agreement with the Company (the “Agreement”) pursuant to which the Investor has waived its rights to (i) require the Company to repurchase any of its shares of the Company’s 8.00% Series A Convertible Preferred Stock (the “Preferred Stock”) in the event the Company’s common stock is not relisted by the one year anniversary of the closing date of sale of the Preferred Stock to the Investor (the “Redemption Right”) and (ii) enforce the Company’s convenant to use its reasonable best efforts to take all actions necessary to have the Company’s common stock relisted (the “Re-Listing Covenant Right”). The Agreement, filed herewith, provides that the Investor may not exercise its Redemption Right and its Re-Listing Covenant Right until July 27, 2017, and may only exercise such rights in the event the Company’s common stock is not listed on a national securities exchange on or prior to such date, subject to certain additional extensions as set forth in the Agreement. As part of the Agreement, the Company also agreed to reimburse the Investor for certain reasonable, documented and out-of-pocketed expenses in connection with the Investor’s performance of its obligations under the Investor Rights Agreement, dated as of February 16, 2016, by and among the Company, the Investor, and the other parties thereto, or otherwise relating to the management and oversight of the Investor’s investment in the Company, which reimbursement is not obligated to exceed $100,000 per fiscal year.
The foregoing description of the Agreement is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	10.1	Agreement by and between TCP-ASC ACHI Series LLLP and Accretive Health, Inc. dated September 9, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ACCRETIVE HEALTH, INC.
Date: September 9, 2016	By: /s/ Christopher Ricaurte
Name: Christopher Ricaurte
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Agreement by and between TCP-ASC ACHI Series LLLP and Accretive Health, Inc. dated September 9, 2016